UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

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TWO ROADS SHARED TRUST

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TWO ROADS SHARED TRUST

Belvedere Alternative Income Fund

____________________

c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 1, 2014

Dear Shareholder:

I am writing to inform you of the upcoming SPECIAL MEETING of SHAREHOLDERS (the “Shareholder Meeting”) of the Two Roads Shared Trust to be held on August 1, 2014, beginning at 10:00 a.m. EST. At the Shareholder Meeting, you will be asked to approve a new investment advisory agreement and new sub-advisory agreement on behalf of the Belvedere Alternative Income Fund (the “Fund”).

On April 16, 2014, ES Capital Advisors, LLC (“ES Capital”) and Merriman Asset Management, Inc., d/b/a Merriman Wealth Advisors (“Merriman”) assumed the Fund’s investment advisory responsibilities after the Fund’s prior investment adviser, Belvedere Asset Management, LLC, resigned to pursue other investment management endeavors.  Currently, ES Capital serves as the Fund’s investment adviser and Merriman serves as the Fund’s sub-adviser, both on an interim basis.  In both of these cases, federal law requires shareholder approval of a new investment advisory agreement and a new sub-advisory agreement (the “Successor Agreements”) between the Fund and ES Capital and Merriman, respectively.

As discussed in the Proxy Statement accompanying this letter, the Fund’s Board of Trustees recommends that you approve the Successor Agreements and vote “FOR” each proposal. A proxy card has been included with the Proxy Statement. If Fund shareholders approve the proxy proposals, the investment objective, principal investment strategy and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  Also, if Fund shareholders approve the proposals, the Fund will change its name to the “Modern Technology Fund” and pursue an equity strategy focused on the technology sector.

Please review the accompanying Proxy Statement and vote on the Internet, by phone or by mail today.

We appreciate your attention to this matter as well as your continued support.

Sincerely,

Richard A. Malinowski, Esq.

Secretary of the Trust

PLEASE PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S)

IN THE ENCLOSED RETURN ENVELOPE.

IMPORTANT INFORMATION

Q.  Why am I receiving this proxy statement?

On April 16, 2014, ES Capital Advisors, LLC (“ES Capital”) assumed the Fund’s investment advisory responsibilities pursuant to an interim investment advisory agreement (“Interim Advisory Agreement”) after the Fund’s prior investment adviser, Belvedere Asset Management, LLC, resigned to pursue other investment management endeavors.  On the same date, Merriman Asset Management, Inc., d/b/a Merriman Wealth Advisors (“Merriman”) assumed the Fund’s sub-advisory responsibilities pursuant to an interim sub-advisory agreement (“Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”)).

The Fund’s Board of Trustees (the “Board”) approved the two Interim Agreements on April 11, 2014, as permitted by federal law. The Interim Advisory Agreement has substantially the same terms and conditions as the Fund’s prior investment advisory agreement, except that the  Interim Advisory Agreement has a limited duration of 150 days, permits the delegation of certain advisory matters to Merriman through the Interim Sub-Advisory Agreement and a lower overall advisory fee structure notwithstanding that ES Capital is responsible for paying the fees of Merriman.  The Interim Sub-Advisory Agreement has substantially the same terms and conditions as the Fund’s prior Investment Advisory Agreement except that it has a limited duration of 150 days and a lower sub-advisory fee.

For ES Capital and Merriman, federal law requires shareholder approval of a new investment advisory agreement and a new sub-advisory agreement, respectively.  On May 20, 2014, the Board approved a new investment advisory agreement and new sub-advisory agreement (the “Successor Agreements”) between the Fund and ES Capital and Merriman, respectively, subject to shareholder approval. The Successor Agreements collectively have substantially the same terms and conditions as the Fund’s prior investment advisory agreement, except the Successor Agreements have a lower overall fee structure.

Q.  How will these changes affect the Fund?

The investment objective, principal investment strategies and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  The Fund would change its name to the “Modern Technology Fund” and purse an equity strategy focused on the technology sector.

As the Fund’s investment adviser, ES Capital would use quantitative and fundamental analyses to identify the most attractive ten industries within the technology sector.  Merriman, as the Fund’s sub-adviser, would select equity securities within those ten industries based on a fundamental evaluation of competitive advantages including, but not limited to, revenue growth, earnings growth, debt to equity ratios and P/E ratios.

To provide the Fund’s shareholders adequate time to consider the merits and suitability of the new investment objective, principal investment strategies and principal investment risks, the Fund will continue to maintain its assets in cash and cash equivalents pending shareholder approval of the Successor Agreements.  With shareholder approval, the Fund would amend its prospectus and other disclosure documents to reflect the Fund’s new investment approach.  In addition to voting on the Fund’s proxy proposals, Fund shareholders may redeem their shares if they choose.

Q.  Will the advisory fee rate change as a result of the Successor Agreements?

The aggregate advisory fees will be lower compared to the advisory fees pursuant to the Fund’s prior investment advisory agreement.  The Fund’s former investment adviser was entitled to receive an annual fee equal to 1.95% of the Fund’s average daily net assets.  However, under the Interim Advisory Agreement, ES Capital is currently entitled to receive an annual fee equal to 1.50% of the Fund’s average daily net assets and would be entitled to receive the same rate under the Successor Agreement.  In addition, during the term of the Interim Advisory Agreement, ES Capital has contractually agreed to waive its entire advisory fee.  This waiver will not be terminated and ES Capital will not recoup any of the waived amounts at a later date.  ES Capital also will not recoup

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any fees or other amounts that the Fund’s former investment adviser may have waived.  Under the Successor Agreement, ES Capital has contractually agreed to waive a portion of its advisory fee in the amount of 0.10% of the Fund’s average daily net assets until at least one year from the effective date of the Fund’s new registration statement.

ES Capital, from its annual fee equal to 1.50%, will pay a sub-advisory fee to Merriman.  Under the Interim Sub-Advisory Agreement, Merriman is entitled to receive an annual fee equal to 0.50% of the Fund’s average daily net assets and would be entitled to receive the same rate under the Successor Agreement. In addition, under the Successor Agreement, Merriman has contractually agreed to waive a portion of its sub-advisory fee in the amount of 0.10% of the Fund’s average daily net assets until the Fund has been in operation for at least one year under the Fund’s new registration statement.

Q.  Will the Fund pay for the proxy solicitation and related legal costs?

The Fund and ES Capital will equally share the cost of the proxy solicitation and related legal costs.  These costs are estimated to be $3,500.

Q.  What will happen if shareholders of the Fund do not approve the Successor Agreement?

If shareholders of the Fund do not approve the Successor Agreements, the Fund’s Interim Agreements with ES Capital and Merriman would terminate.  The Board would consider other alternatives and would make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Board and Fund shareholders.  The Fund also could be closed, which would not require shareholder approval.

Q.  I only have a few shares – does my vote matter?

Your vote is important. If many shareholders choose not to vote, the Fund may not receive enough votes to reach a quorum to hold the Shareholder Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.  What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to ensure that the Fund receives enough votes to act on the proposal. Unless you attend the Shareholder Meeting to vote in person, your vote must be received by August 1, 2014.

Q.  Am I eligible to vote?

You are eligible to vote on the proposals if you owned shares of the Fund at the close of business on May 27, 2014 (the “Record Date”), even if you have since sold those shares.

Q.  How can I vote?

You may vote in one of four ways:

1. By Internet. Please follow the instructions on your proxy card.

2. By telephone, with a toll-free call to the phone number indicated on the proxy card.

3. By mailing in your proxy card.

4. In person at the Shareholder Meeting  at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

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We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct follow-up solicitations. If you would like to change your previous vote, you may vote again using any of the above methods.

Q.  How should I sign the proxy card?

You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the proxy card, but again, the owner must sign his or her name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority (e.g., “John Doe, Custodian”).

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TWO ROADS SHARED TRUST

Belvedere Alternative Income Fund

____________________

 The offices of Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on August 1, 2014

Notice is hereby given that Two Roads Shared Trust (the “Trust”) will hold a special meeting (the “Meeting”) of shareholders of the Belvedere Alternative Income Fund (the “Fund”), a series of the Trust, on August 1, 2014, beginning at 10:00 a.m. EST at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 for the following purposes:

1.

To approve a successor investment advisory agreement for the Fund with ES Capital.

2.

To approve a successor sub-advisory agreement for the Fund with Merriman.

3.

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The attached Proxy Statement provides additional information about this Shareholder Meeting. Shareholders of record of the Fund as of the close of business on May 27, 2014 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held.

Whether or not you plan to attend the Shareholder Meeting in person, please vote your shares. Please complete, sign and return the enclosed proxy card promptly or vote by telephone or Internet. Please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Shareholder Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that proposal in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Richard A. Malinowski, Esq.

Secretary of the Trust

TWO ROADS SHARED TRUST

Belvedere Alternative Income Fund

____________________

SPECIAL MEETING OF SHAREHOLDERS

to be held on August 1, 2014

____________________

PROXY STATEMENT

____________________

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of the Belvedere Alternative Income Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”) in connection with the approval of a new investment advisory agreement and a new sub-advisory agreement (the “Proposals”). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals. This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about June 3, 2014.

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of the Trust is soliciting proxies from shareholders on behalf of the Fund, for use at the Special Meeting of Shareholders, to be held at the offices of the Trust’s administrator Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 10:00 a.m., on August 1, 2014, and at any adjournments thereof (each, a “Shareholder Meeting”).

The Board has fixed the close of business on May 27, 2014, as the record date for determination of shareholders entitled to notice of and to vote at the Shareholder Meeting (the “Record Date”). If you owned shares of the Fund at the close of business on the Record Date, you are entitled to vote at the Shareholder Meeting and any adjournment(s) or postponement(s) thereof in proportion to the value of shares held on the Record Date.

At a Board meeting held on May 20, 2014, the Board approved and recommended that you vote FOR the Proposals.  Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of the Shareholder Meeting, which will be presented for consideration at the Shareholder Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposals.

THE FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN ITEMS 1 AND 2 OF THE NOTICE OF MEETING.

This Proxy Statement should be kept for future reference. The most recent Annual Report and Semi-Annual Report of the Fund, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit www.BelvedereFunds.com, write to Belvedere Alternative Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or call 1-866-866-4848.

PROPOSAL 1

APPROVAL OF A SUCCESSOR INVESTMENT ADVISORY AGREEMENT WITH ES CAPITAL.

On April 10, 2014, Belvedere Asset Management, LLC (“Belvedere”), submitted notice to the Fund’s Board of its resignation as the investment adviser to the Fund to pursue other investment management endeavors.  In light of this change, at a meeting of the Fund’s Board held on April 11, 2014, the Board concluded that it would be in the best interests of the Fund and its shareholders to engage ES Capital as investment adviser to the Fund. An interim investment advisory agreement (the “Interim Advisory Agreement”) was approved by the Board (including a majority of the Independent Trustees) pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”).

Under Rule 15a-4, an investment adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. The Interim Advisory Agreement has the same terms and conditions as the Fund’s prior investment advisory agreement with Belvedere (the “Belvedere Agreement”), except the Interim Advisory Agreement, as required by Rule 15a-4, has a limited duration of 150 days, permits the delegation of certain advisory matters to Merriman through the Interim Sub-Advisory Agreement, and provides for lower fees.  Also, unlike Belvedere under the Belvedere Agreement, ES Capital has agreed to waive its advisory fees under the Interim Advisory Agreement.  The Interim Advisory Agreement took effect on April 16, 2014 and will terminate upon the sooner to occur of (i) September 13, 2014 or (ii) the approval by the Fund’s shareholders of an investment advisory agreement (the “Successor Advisory Agreement”) between the Fund and ES Capital.  At its May 20, 2014 meeting, the Board (including a majority of the Independent Trustees) recommended the approval of the Successor Advisory Agreement.

Pursuant to the Successor Advisory Agreement, ES Capital will continue to manage the Fund’s investment portfolio and provide the same level of management expertise and quality shareholder services. The Successor Advisory Agreement will have substantially the same terms and conditions as the Belvedere Agreement.

The investment objective, principal investment strategies and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  If the Fund’s shareholders approve the proxy proposals, the Fund would change its name to the “Modern Technology Fund” and purse an equity strategy focused on the technology sector. The Fund would amend its prospectus and other disclosure documents to reflect the Fund’s new investment approach.

As the Fund’s investment adviser, ES Capital would use quantitative and fundamental analyses to identify the most attractive ten industries within the technology sector.  Merriman, as the Fund’s sub-adviser, would select equity securities within those ten industries based on a fundamental evaluation of competitive advantages including but not limited to revenue growth, earnings growth, debt to equity ratios and price/equity ratios.

To provide the Fund’s shareholders adequate time to consider the merits and suitability of the revised investment objective, principal investment strategies and principal investment risks, the Fund will continue to maintain its assets in cash and cash equivalents pending shareholder approval of the Successor Agreements.

THE BOARD OF TRUSTEES OF THE FUND
RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

ES CAPITAL

ES Capital is an SEC-registered investment adviser.  The firm is a Massachusetts limited liability company that was founded in April 2011.  The firm is wholly owned by David Morton.  Since 1992, Mr. Morton has been involved in managing assets for corporations and individuals and in capital raising activities for businesses. Mr. Morton is a shareholder of Newfound Research, LLC (“Newfound”), a financial technology and product innovation firm focused on tactical risk management. Newfound is registered as an investment adviser with the SEC. Mr. Morton is the majority owner of Edgartown Advisors LLC (“Edgartown”). Edgartown participates in the net revenue from and has certain financial responsibilities to Copeland Capital Management LLC. Mr. Morton is the

majority owner of Emerald Fund of Funds, LLC (“Emerald”). Emerald participates in net revenue from, and has certain financial responsibilities to, Crow Point Partners, LLC (“Crow Point”). Crow Point is registered as an investment adviser with the SEC. Mr. Morton will play a principal role in setting the Fund’s investment parameters.  ES Capital currently has no assets under management.

COMPARISON OF THE INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The investment objective, principal investment strategies and principal investment risks of owning shares of the Fund will change as a result of ES Capital and Merriman’s management of the Fund.  The Fund will change its name to the “Modern Technology Fund” to pursue an equity strategy focused on the technology sector.

Investment Objectives

Current Investment Objective	Proposed Investment Objective
The Fund seeks capital appreciation and capital preservation.	The Fund will seek capital growth.

Principal Investment Strategies

Current Principal Investment Strategies	Proposed Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in:

  Cash and cash equivalents, including high-quality short-term (3 months or less) fixed income securities such as U.S. Treasury securities; and

  Long and short call and put options on Standard & Poor’s 500 Index (“S&P”) futures contracts.

The Fund generally seeks to achieve its capital preservation objective by investing a majority of the Fund’s assets in U.S. Treasury securities that do not serve as margin collateral for its credit-option-spread trading.

The Fund generally seeks to achieve its capital appreciation objective by investing a minority of the Fund’s assets in call and put option spreads on S&P futures contracts.  The call and put option spreads are covered option spreads that aim to limit potential losses in the event of market volatility.

The Fund buys and writes current month credit-option-spreads that it believes will expire out-of-the money, meaning that the actual price of the underlying S&P stays below the lower strike price in a call-option credit spread or above the higher strike price in a put-option credit spread for the period that each option spread is open.  A credit-option-spread is named a credit spread because the Fund receives a net cash credit from the counterparties it transacts with each time it places a credit-option spread in exchange for taking on the risk

The Fund normally will invest at least 80% of its assets in the stocks of growth companies in the technology sector.  Technology companies may include, for example, companies whose businesses involve the development, marketing, or commercialization of technology or products or services related to or dependent on technology. Such companies would include, without limitation, companies involved in such industries as information technology, software, computer hardware and peripherals, data processing, business outsourcing services, telecommunications, internet software and hardware, e-commerce companies, media and entertainment, electronics, systems integration, manufacturing, semiconductors, medical technology and automation.  Up to 25% of the Fund’s assets may be invested in foreign securities.

The Fund generally will hold what its investment management team believes are the top two equity securities in each of the ten industries represented in the Dow Jones U.S. Technology Index.  The ten industries include: communications equipment; computers & peripherals; diversified telecommunication services; electronic equipment instruments & components; internet software & services; IT services; office electronics; semiconductors & semiconductor equipment; software; and wireless telecommunication services.

The Fund’s holdings in each industry generally will range from 5% per security when all industries are forecasted for a positive return to 12.5% per security when three or fewer industries are forecasted for a positive return.

that a particular option might be exercised before its expiration.  So, when the credit option spreads expire out-of-the money, the Fund profits.

The Fund is “non-diversified” for purposes of the 1940 Act, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund’s strategy is premised on the theory that the pace of innovation in the technology sector creates a constantly changing set of winners and losers, and provides unique opportunities for active managers to find good investment ideas.  The Fund will employ a fundamental, bottom-up stock selection process that integrates traditional fundamental analysis with proprietary quantitative screening tools.  The process emphasizes high quality companies that demonstrate strong fundamentals, attractive valuations, and management teams with a demonstrated track record of success.  By combining qualitative analysis with systemic risk management tools, the strategy will seek to generate excess return over meaningful periods of time and across varying market environments.

The Fund’s investment management team will monitor and analyze, what they view as, the top technology growth companies within the ten technology industries.  As Fund’s investment adviser, ES Capital will use quantitative and fundamental analysis to identify what it believes are the most attractive industries within ten industries of the technology sector.  Merriman, as sub-adviser, then will select equity securities within those ten industries based on a fundamental evaluation of competitive advantages including but not limited to revenue growth, earnings growth, debt to equity ratios and price/equity ratios.

To manage risk, the Fund’s strategy permits investments in any combination of equity securities included in the Dow Jones U.S. Technology Index and short-term U.S. Treasuries (including in times of extreme market risk, 100% in short-term U.S. Treasuries.)  The Fund, however, is managed with the rationale that the Fund’s long-term success may subject the Fund to short-term volatility.

Under adverse market conditions, the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Fund may not achieve its investment objective.

Principal Investment Risks

Current Principal Investment Risks	Proposed Principal Investment Risks

  Active trading risk.

  Call option risk.

  Derivatives risk.

  Fixed income risk.

  Futures contract risk.

  Hedging risk.

  Index risk.

  Issuer-specific risk.

  Leveraging risk.

  Limited history of operations.

  Management risk.

  Market risk.

  Non-diversification risk.

  Put option risk.

  Regulatory risk.

  U.S. Government securities risk.

  Written options risk.

Technology company risk. Growth stock risk. Equity risk. Small-cap and mid-cap risk. Foreign (non-U.S.) investment risk. Liquidity risk. Market risk. Model risk.

  Futures contract risk.

  Hedging risk.

  Index risk.

  Issuer-specific risk.

  Leveraging risk.

  Limited history of operations.

  Management risk.

  Market risk.

  Non-diversification risk.

  Put option risk.

  Regulatory risk.

  U.S. Government securities risk.

  Written options risk.

Foreign (non-U.S.) investment risk. Liquidity risk. Market risk. Model risk.

With shareholder approval of the Successor Agreements, the Fund’s principal investment risks in more detail will be:

  Technology company risk. The technology sector has been among the most volatile sectors of the stock market. Because the Fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller technology companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Fund’s ability to sell these securities.

  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

  Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

  Small-Cap and Mid-Cap Risk. The risk that the value of securities issued by small-capitalization and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

  Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

  Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

  Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

  Model Risk. The Fund will use model-based strategies that may result in a decline in the value of the Fund’s shares. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create the model might contain one or more errors.

COMPARISON OF THE AGREEMENTS

The Belvedere Agreement was dated as of August 29, 2012, as amended October 15, 2012, and was last approved by the Board on October 15, 2012. Belvedere tendered its resignation as the Fund’s investment adviser under the Belvedere Agreement on April 11, 2014. Belvedere’s resignation was made contingent upon the effectiveness of an interim agreement for the Fund. The Interim Agreement was approved on April 11, 2014 and took effect on April 16, 2014 and will terminate upon the sooner to occur of (i) September 23, 2014 or (ii) the approval by the Fund’s shareholders of the Successor Advisory Agreement. Copies of the Belvedere Agreement and Successor Advisory Agreement are attached as Exhibit A and Exhibit B respectively. The Belvedere Agreement, Interim Advisory Agreement and Successor Advisory Agreement are referred to collectively as the “Advisory Agreements.”

The following comparison is only a summary; however, all material terms of the Advisory Agreements have been included in this summary. You should refer to Exhibit A and Exhibit B, and the following description of the Advisory Agreements is qualified in its entirety by reference to these exhibits.

Advisory Services.  Under each of the Advisory Agreements, the Fund’s investment adviser is responsible for providing a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets. The investment adviser manages the Fund in accordance with the Fund’s investment objective, policies and limitations, making investment decisions for the Fund, and placing orders to purchase and sell investments for the Fund. In addition, each Advisory Agreement requires that the investment adviser provide the office space, secretarial and clerical services and wire and telephone services necessary to fulfill its investment advisory duties and, at its expense, employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under the respective Advisory Agreement and provide all services, equipment and facilities necessary to perform its obligations under such Advisory Agreement.

Advisory Fees. Under each Advisory Agreement, in consideration for the services provided by the investment adviser, the Fund pays the investment adviser an annual advisory fee (the “Advisory Fee”), to be paid monthly, computed at the following annual rates:

Belvedere Agreement:	Interim Advisory Agreement	Successor Advisory Agreement
1.95%	1.50%	1.50%

Limitation of Liability and Indemnification. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in performance of the investment adviser’s duties, or by reason of reckless disregard of the investment adviser’s obligations and duties under such Agreement, neither the investment adviser nor its members, officers, directors, or employees will be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Advisory Agreement.

Duration and Termination. The Belvedere Agreement and Successor Advisory Agreement each provides that it would continue in effect for a period of no more than two years from its effective date and continue thereafter only so long as the continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Interim Advisory Agreement provides that it will continue in effect until a date no later than 150 days from the date of termination of the Belvedere Agreement.

Each of the Belvedere Agreement and Successor Advisory Agreement is terminable without penalty by vote of a majority of the outstanding voting securities of the Fund, by the Board on 60 days’ written notice to the investment adviser, or by the investment adviser on 60 days’ written notice to the Trust. In addition, the Belvedere Agreement and Successor Advisory Agreement each provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act. The Interim Advisory Agreement is terminable without penalty by a vote of a majority of the outstanding voting securities of the Fund or by the Board on not more than 10 calendar days’ written notice to ES Capital.

BOARD CONSIDERATIONS

At a meeting of the Board of Trustees of the Fund held on May 20, 2014 (the “Board Meeting”), the Board, including all of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to recommend to the Fund’s shareholders the approval of the Successor Advisory Agreement.

The Board considered retaining an investment adviser for the Fund that would manage the Fund consistent with the Fund’s current investment objective.  However, the Board viewed this avenue as impractical because of, among other reasons, the Fund’s relatively small asset size and a preference for a quick assumption of advisory responsibilities.  Therefore, the Board viewed consideration of the Successor Agreements as appropriate.

In connection with the Board’s consideration of the Successor Advisory Agreement, the Board received written materials in advance of the Board Meeting, which included information regarding: (i) a description of ES Capital’s investment management personnel and ownership structure; (ii) an overview of ES Capital’s operations and financial condition; (iii) a comparison of the proposed advisory fee to be charged to the Fund with the fees charged to comparable mutual funds; (iv) a comparison of the Fund’s net expense ratio with the net expense ratios of comparable mutual funds; (v) the anticipated level of profitability from ES Capital’s fund-related operations; (vi) ES Capital’s compliance policies and procedures; and (vii) information regarding the hypothetical performance of the Fund’s proposed strategy.

In evaluating the Successor Advisory Agreement, the Board did not identify any single factor as controlling.  Matters considered by the Board regarding its approval of the Successor Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by ES Capital related to the proposed Successor Advisory Agreement, including: (i) copies of the proposed Successor Advisory Agreement and the proposed Successor Operating Expenses Limitation and Security Agreement; (ii) ES Capital’s Form ADV Part I; (iii) a description of the Fund’s investment objective and investment strategy and ES Capital’s oversight responsibility with respect to the proposed sub-adviser; (iv) a review of the professional personnel that would perform services for the Fund, including the team of individuals that would primarily monitor and execute the investment and administration process; (v) a description of the services to be provided by ES Capital and those services to be delegated to a sub-adviser; (vi) a review of ES Capital’s financial condition; and (vii) copies of ES Capital’s compliance policies and procedures, including ES Capital’s  business continuity plan.

In reaching their conclusions, the Board considered that ES Capital would delegate day-to–day security selection investment decisions to Merriman and generally provide management and operational oversight of Merriman, including by providing direction regarding portfolio composition. The Board reviewed the description provided by ES Capital of its practices for monitoring and evaluating the Fund’s portfolio composition, risk metrics, positions size, volatility and performance. The Board considered that ES Capital has demonstrated that it has the capability to effectively monitor and manage the operational risks and the performance of Merriman and other service providers to the Fund.  The Board concluded that ES Capital had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Successor Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by ES Capital to the Fund were satisfactory and reliable.

Performance. The Board considered that ES Capital is newly operational and did not have a record of prior performance to submit at the Board Meeting. The Board also noted that ES Capital would delegate certain portfolio management responsibilities to a sub-adviser and would not directly manage the Fund’s portfolio.  However, the Board observed that ES Capital would set investment guidelines for the Fund.  Regarding ES Capital’s oversight of the Merriman, the Board reviewed the hypothetical performance record of the proposed investment strategy to be utilized by the Fund, as compared to a benchmark index.  The hypothetical performance reflected ES Capital’s and the sub-adviser’s modeling of the Fund’s investment strategy.  The Board concluded that the hypothetical performance of the proposed investment strategy and ES Capital’s expected contribution to the operations of the Fund was satisfactory.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by ES Capital, the Board discussed the proposed advisory fee and total operating expense data included in the written materials.  The Board also reviewed the Fund’s proposed advisory fee and projected overall expenses compared to a peer group (the “Peer Group”) comprised of funds selected by ES Capital with similar investment objectives and strategies. The Board noted that ES Capital was proposing an advisory fee of 1.50% of the Fund’s average net assets under the Successor Advisory Agreement.

The Board considered that the proposed fee would be a reduction in the advisory fee from 1.95% of the Fund’s average daily net assets under the Belvedere Agreement.  The Board took into account that the current fee was compensation for materially different investment objectives and strategies than those proposed to be utilized by ES Capital and Merriman.  The Board considered the proposed advisory fee as compared to the Peer Group and noted that the proposed fee was within the range of the advisory fees of the funds in the Peer Group.  The Board noted that other Fund fees and expenses were not proposed to increase.

The Board also considered that ES Capital had agreed to enter into an advisory fee waiver agreement to waive 0.10% for at least one year.  The Board next considered the contractual operating expense limitation agreement under which ES Capital has agreed to reimburse expenses to limit net annual operating expenses to 2.65%, 3.40%, 2.40% and 2.90% of the average net assets of the Fund’s Class A, Class C, Class I and Class R shares, respectively, noting that such expense limits represented a reduction in the Fund’s operating expense ratios as compared to the Fund’s current operating expense limits. The Board concluded that the proposed contractual advisory fee and the proposed expense limitations to be paid to ES Capital were fair and reasonable.

Profitability. The Board reviewed and evaluated an estimated profitability report and analysis that ES Capital prepared.  The Board concluded that profitability was not an applicable consideration at this time.

Economies of Scale. The Board considered the extent to which the Fund would realize economies of scale as it grows and whether the proposed advisory fee reflects those economies of scale. The Board considered the Fund’s relative size and limited history of operations, and concluded that economies of scale were not relevant at this time.

Conclusion. Having requested and received such information from ES Capital as the Board believed to be reasonably necessary to evaluate the terms of the proposed Successor Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Successor Advisory Agreement, as well as the change to the Fund’s investment objective, strategies and risks, would be in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION PERTAINING TO ES CAPITAL

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of ES Capital as of as of May 23, 2014. Each individual’s address is c/o ES Capital Advisors, LLC, 40 Walnut Street, Wellesley, Massachusetts 02481.

Name	Principal Occupation at ES Capital

David Jay Morton

Director/Chief Executive Officer

Mark Marrone

Chief Compliance Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of ES Capital for the fiscal year ended December 31, 2013.

THE BOARD OF TRUSTEES OF THE FUND

RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2

APPROVAL OF A SUCCESSOR SUB-ADVISORY AGREEMENT

At the Board meeting on April 11, 2014, the Board also concluded that it would be in the best interests of the Fund and its shareholders to engage Merriman as sub-adviser to the Fund. An interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) was approved by the Board (including all of the Independent Trustees) pursuant to Rule 15a-4 under the 1940 Act.  As sub-adviser, Merriman manages the Fund’s investment portfolio on a day-to-day basis.

The Interim Sub-Advisory Agreement has the same terms and conditions as the Belvedere Agreement, except the Interim Sub-Advisory Agreement, as required by Rule 15a-4, has a limited duration of 150 days, permits the delegation of certain advisory matters to Merriman through the Sub-Advisory Agreement, and provides for lower fees. The Interim Sub-Advisory Agreement took effect on April 16, 2014 and will terminate upon the sooner to occur of (i) September 23, 2014 or (ii) the approval by the Fund’s shareholders of a sub-advisory agreement (the “Successor Sub-Advisory Agreement”) between the Fund and Merriman.  At its May 20, 2014 meeting, the Board (including a majority of the Independent Trustees) recommended the approval of the Successor Sub-Advisory Agreement.

THE BOARD OF TRUSTEES OF THE FUND
RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

MERRIMAN

Merriman is an SEC-registered investment adviser.  The firm is a Delaware corporation that was launched in 2013 in cooperation with a team based in Boston with over 23 years of experience.  Merriman’s parent company, Merriman Holdings, Inc., is publicly traded (MERR-OTCQX) and also wholly owns an investment bank, Merriman Capital.  Merriman Capital has a 10-year track record of advising, financing and trading small and micro-cap companies, is well known for its Capital Markets Advisory Group and Financial Entrepreneurial Platform, and currently acts as financial advisor to over 70 companies.  Merriman currently has no assets under management.

COMPARISON OF THE AGREEMENTS

The Interim Sub-Advisory Agreement took effect on April 16, 2014 and will terminate upon the sooner to occur of (i) September 23, 2014 or (ii) the approval by the Fund’s shareholders of the Successor Sub-Advisory Agreement. Copies of the Belvedere Agreement, Interim Sub-Advisory Agreement and Successor Sub-Advisory Agreement are attached as Exhibit A and Exhibit E, respectively. The Interim Sub-Advisory Agreement and Successor Sub-Advisory Agreement are referred to collectively as the “Sub-Advisory Agreements.”

The Belvedere Agreement was summarized in the discussion of Proposal 1. The following comparison is a summary of all material terms of the Sub-Advisory Agreements. You should refer to Exhibit E, and the following description of the Sub-Advisory Agreements is qualified in its entirety by reference to this exhibit.

Sub-Advisory Services.  Under each of the Sub-Advisory Agreements, the sub-adviser will, in coordination with the Adviser: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The sub-adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under each Sub-Advisory Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform sub-advisory services, and any other expenses incurred by the sub-adviser in the performance of its duties under each Sub-Advisory Agreement.

Sub-Advisory Fees. Under each Sub-Advisory Agreement, in consideration for the services provided by Merriman, ES Capital pays Merriman a sub-advisory fee (the “Sub-Advisory Fee”) paid monthly, computed at the following annual rates:

Interim Sub-Advisory Agreement	Successor Sub-Advisory Agreement
0.50%	0.50%

Limitation of Liability and Indemnification. Each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties under such Sub-Advisory Agreement, neither the sub-adviser nor its members, officers, directors, or employees will be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Sub-Advisory Agreement.

Duration and Termination. The Successor Sub-Advisory Agreement provides that it would continue in effect for a period of no more than two years from its effective date and continue thereafter only so long as the continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Interim Sub-Advisory Agreement provides that it will continue in effect until a date no later than 150 days from the date of termination of the Belvedere Agreement.

The Successor Sub-Advisory Agreement is terminable without penalty by vote of a majority of the outstanding voting securities of the Fund, by the Board on 60 days’ written notice to the sub-adviser, or by the sub-adviser on 60 days’ written notice to the Trust. The Successor Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act. The Interim Sub-Advisory Agreement is terminable without penalty by a vote of a majority of the outstanding voting securities of the Fund or by the Board on not more than 10 calendar days’ written notice to Merriman.

BOARD CONSIDERATIONS

At its Board Meeting on May 20, 2014, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to recommend to the Fund’s shareholders the approval of the Successor Sub-Advisory Agreement.

In connection with the Board’s consideration of the Successor Sub-Advisory Agreement, the Board received written materials in advance of the Board Meeting, which included information regarding: (i) a description of Merriman’s investment management personnel and ownership structure; (ii) an overview of Merriman’s operations and financial condition; (iii) Merriman’s proposed brokerage practices (including any soft dollar arrangements); (iv) information regarding the proposed sub-advisory fee to be charged to the Fund; (v) the anticipated level of profitability from Merriman’s fund-related operations; (vi) Merriman’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (vii) the hypothetical performance of the Fund’s proposed strategy.

In evaluating the Successor Sub-Advisory Agreement, the Board did not identify any single factor as controlling.  Matters considered by the Board regarding its approval of the Successor Sub-Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Merriman related to the proposed Successor Sub-Advisory Agreement, including: (i) a copy of the proposed Successor Sub-Advisory Agreement; (ii) Merriman’s Form ADV Parts I and II; (iii) a description of the Fund’s investment objective and investment strategy; (iv) a review of the professional personnel that would perform services for the Fund, including the individual that would primarily monitor and execute the Fund’s investment strategy; (v) a review of Merriman’s financial condition; and (vi) copies of Merriman’s compliance policies and procedures, including Merriman’s  business continuity plan.

In reaching their conclusions, the Board considered the experience and qualifications of Merriman’s personnel, including the portfolio manager who would be responsible for the day-to-day management of the Fund’s portfolio.   The Board noted that the portfolio manager has extensive experience managing equity securities focused in the technology sector. The Board concluded that Merriman had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Successor Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Merriman to the Fund were satisfactory and reliable.

Performance. The Board considered that Merriman is newly operational and did not have a record of prior performance to submit at the Board Meeting. The Board noted that Merriman’s portfolio manager has extensive investment management experience using similar investment strategies within the technology sector. The Board reviewed the hypothetical performance record of the proposed investment strategy to be utilized by the Fund, as compared to a benchmark index.  The Board concluded that, based on the hypothetical performance, Merriman’s experience and the qualifications of the proposed portfolio management team, Merriman was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Merriman, the Board considered that Merriman would be paid a sub-advisory fee of 0.50% of the Fund’s average daily net assets. The Board observed that Merriman would not be responsible for the management of the Fund’s operations or the payment of Fund expenses. The Board further considered the amount of the sub-advisory fee and the allocation of the sub-advisory fee as compared to the advisory fee, as well as the allocation of responsibilities between ES Capital and Merriman.  The Board noted that Merriman had agreed to enter into a sub-advisory fee waiver agreement to waive 0.10% for at least one year.  Based on the foregoing, the Board concluded that the proposed sub-advisory fee was fair and reasonable.

Profitability. The Board reviewed and evaluated an estimated profitability report and analysis that Merriman prepared.  The Board concluded that profitability was not an applicable consideration at this time.

Economies of Scale. The Board considered the extent to which the Fund would realize economies of scale as it grows and whether the proposed sub-advisory fee reflects those economies of scale. The Board considered the Fund’s relative size and limited history of operations and concluded that economies of scale were not relevant at this time.

Conclusion. Having requested and received such information from Merriman as the Board believed to be reasonably necessary to evaluate the terms of the proposed Successor Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Successor Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION PERTAINING TO MERRIMAN

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Merriman as of as of May 23, 2014. Each individual’s address is c/o Merriman Asset Management, Inc., 250 Montgomery Street, 16th Floor, San Francisco, California 94104.

Name	Principal Occupation at Merriman

Jon Merriman

Chief Executive Officer

Howard Alan Bernstein

Chief Compliance Officer

Marc Lewis

Portfolio Manager

There were no brokerage commissions paid by the Fund to affiliated brokers of Merriman for the fiscal year ended December 31, 2013.

THE BOARD OF TRUSTEES OF THE FUND
RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Shareholder Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and the Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual shareholders’ meetings. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Such shareholder proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130. Upon receipt, all such shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

Each share of the Fund is entitled to one vote on the Proposal, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Belvedere Alternative Income Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Shareholder Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

The presence at any Shareholder Meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Holders of record of the shares of the Fund at the close of business on May 27, 2014, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Shareholder Meeting. As of May 23, 2014, 173317.324 shares of the Fund were outstanding.

Voting Requirement

Passage of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Shareholder Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

In the event that a quorum to transact business, the vote required to approve a Proposal is not obtained at the Shareholder Meeting or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be proposed on a per Proposal basis. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Shareholder Meeting, executed proxies marked as abstentions and broker “non-votes” will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and broker non-votes will effectively be a vote “against” the Proposals, for which the required vote is a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) for each Proposal to pass, which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment. Accordingly, shareholders are urged to forward their voting instructions promptly.

OWNERSHIP OF THE FUND

Exhibit F sets forth the beneficial owners of more than 5% of the Fund’s shares. To the best of the Trust’s knowledge, as of May 23, 2014, no person owned beneficially more than 5% of outstanding shares of the Fund, except as stated in Exhibit F.

As of December 31, 2013, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

Trustees and Officers of the Trust

The name, address, position, principal occupations during the past five years, number of Funds overseen by and other directorships held during the past five years of the current Trustees of the Trust and the name, address, position and principal occupations during the past five years of the officers of the Trust are listed in Exhibit G.

COST AND METHOD OF PROXY SOLICITATION

The Trust has engaged AST, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $3,500.  The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph will be borne equally by ES Capital and the Fund.  The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by the Proxy Solicitor. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. ES Capital may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Principal Underwriter

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with the Trust. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use its best efforts to distribute the Fund’s shares.

Custodian and Transfer Agent

Union Bank, N.A. (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from an Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 350 California Street, 6th Floor, San Francisco, CA 94104.

Independent Registered Public Accounting Firm

McGladrey LLP, located at 555 17th Street, Suite 1000, Denver, CO 80202, serves as the independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, (ii), assistance and consultation in connection with SEC filings and (iii) other audit related and tax services.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its October 31, 2013 Annual Report.

If you would like a copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit www.BelvedereFunds.com, write to Belvedere Alternative Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska 68130, or call 1-866-866-4848.

By Order of the Board of Trustees,

Richard A. Malinowski

Secretary

May 27, 2014

Please complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

EXHIBIT A

FORMER INVESTMENT ADVISORY AGREEMENT WITH BELVEDERE ASSET MANAGEMENT, LLC

EXHIBIT B

SUCCESSOR INVESTMENT ADVISORY AGREEMENT WITH ES CAPITAL ADVISORS, LLC

EXHIBIT C

ADVISORY FEE WAIVER AGREEMENT

EXHIBIT D

OPERATING EXPENSE LIMITATION AGREEMENT

EXHIBIT E

SUCCESSOR SUB-ADVISORY AGREEMENT WITH MERRIMAN WEALTH ADVISORS

EXHIBIT F

BENEFICIAL OWNERS OF TRUST SHARES

EXHIBIT G

TRUSTEES AND OFFICERS OF THE TRUST

EXHIBIT A

FORMER INVESTMENT ADVISORY AGREEMENT
WITH BELVEDERE ASSET MANAGEMENT, LLC

INVESTMENT ADVISORY AGREEMENT Between

TWO ROADS SHARED TRUST

and

BELVEDERE ASSET MANAGEMENT, LLC

AGREEMENT, made as of August 29, 2012, as amended October 15, 2012 between Two Roads Shared Trust, a Delaware statutory trust (the "Trust"), and Belvedere Asset Management, LLC, a Delaware Limited Liability Company (the "Adviser") located at 610 Newport Center Drive, Suite 600, Newport Beach, CA 92660.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the

Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub- adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-

2(T)  thereunder,  and  the  Trust  hereby  consents  to  the  retention  of  compensation  for  such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services.    The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities.   Provide such office space, office equipment

and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act.  The

Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the  Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund.   Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities  and  Exchange  Commission  or  other  appropriate  regulatory  body,  setting  in  type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration  of  the  Fund  under  the  Act  and  the  registration  of  the  Fund's  shares  under  the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the  Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18  Compliance  Fees.  All  charges  for  services  and  expenses  of  the  Trust's  Chief

Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section

31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust;

provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j- 1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;   PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its  shareholders  to  which  the  Adviser  would  otherwise  be  subject  by  reason  of  willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Two Roads Shared Trust and each Fund may be identified, in part, by the name "Two Roads."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser's officers,  directors  and  employees  are  prohibited  from  receiving  compensation  or  other portfolio holdings.  The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Jurisdiction.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States  courts,  or,  in  the  absence  of  any  controlling  decision  of  any  such  court,  by  rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

TWO ROADS SHARED TRUST

By: /s/ Andrew Rogers

Name: Andrew Rogers

Title: President

BELVEDERE ASSET MANAGEMENT, LLC

By: /s/ Keith Pagan

Name: Keith Pagan

Title: CEO/CIO

TWO ROADS SHARED TRUST INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Belvedere Alternative Income Fund	The Fund will be charged an annual fee equal to 1.95% of the Fund’s average daily net assets.
Calculation Method	The fee will be computed daily and payable monthly.

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EXHIBIT B

SUCCESSOR INVESTMENT ADVISORY
AGREEMENT WITH ES CAPITAL ADVISORS, LLC

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“Agreement”) made as of this 20th day of May, 2014 by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”), and ES Capital Advisors, LLC (the “Adviser”).

1.

The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the MODERN TECHNOLOGY FUND (the “Fund”). The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract (the “Distribution Contract”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2.

The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.

(a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

4.

(a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (a) provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s Prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (c) if investment sub-advisers are appointed with respect to the Fund, monitor and evaluate the performance of the investment sub-advisers under their respective sub-advisory agreements in light of the

2

investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (d) place orders to purchase and sell investments for the Fund; and (e) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

In performing its investment management services to the Fund under the terms of this Agreement, the Adviser will provide the Fund with ongoing investment guidance and policy direction.

The Adviser further agrees that, in performing its duties hereunder, it will:

(a)

comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

(b)

use reasonable efforts to manage the Portfolio so that the Fund will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

(c)

place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s Registration Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

(d)

furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e)

make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)

meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Trust;

(g)

immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

(h)

in making investment decisions for the Fund, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information; and

(i)

comply with any procedures adopted by the Trust, including the Trust’s policy on the disclosure of portfolio holdings of the Fund (the “Portfolio Holdings Disclosure Policy”), as provided in writing to the Adviser and as may be amended from time to time. Compliance with the Portfolio Holdings Disclosure Policy includes the requirement that information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed subject to conditions designed to protect the confidentiality of such information.

5.

The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and

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reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the Fund as described in this Agreement.

6.

In consideration of the services to be rendered by the Adviser under this Agreement, the Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day a Fund is open for business or as otherwise provided in the Trust’s Prospectus.

7.

(a) This Agreement shall become effective with respect to the Fund on the date the Fund’s registration statement becomes effective with the SEC (and, with respect to any amendment, the date of the amendment) and shall continue in effect with respect to the Fund for a period of more than two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on not more than 10 calendar days’ written notice to the Adviser.

1.

Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

2.

The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

3.

It is understood that the names “ES Capital Management, LLC” or “ES Capital” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Fund may use such names (or derivatives or logos) only as permitted by the Adviser.

4.

Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 40 Walnut Street, Wellesley, MA 02481, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be

4

in writing and shall be duly given if mailed or delivered to 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or to such other address or to such individual as shall be specified by the Trust.

5.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

6.

This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(a)

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b)

The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

TWO ROADS SHARED TRUST, On behalf of the Modern Technology Fund

By:  /s/ Andrew Rogers

 Name: Andrew Rogers

Title: President

ES CAPITAL ADVISORS, LLC

By:  /s/ David J. Morton

Name: David J. Morton

Title: Director

Investment Advisory Agreement

EXHIBIT A

(as of May 20, 2014)

Two Roads Shared Trust

Fund	Investment Advisory Fee
Modern Technology Fund	1.50%

EXHIBIT C

ADVISORY FEE WAIVER AGREEMENT

  May 20, 2014

Two Roads Shared Trust

c/o Andrew Rogers, President

80 Arkay Drive

Hauppauge, NY 11788

Re: Management Fee Waiver for the Modern Technology Fund

Dear Mr. Rogers:

This will confirm the agreement between Two Roads Shared Trust (the “Trust”) on behalf of the Modern Technology Fund and ES Capital Advisors, LLC (the “Adviser”), as follows:

1.

Pursuant to an Investment Advisory Agreement dated May 20, 2014 (the “Advisory Agreement”) between the Trust and the Adviser, the Trust has retained the Adviser to provide the Fund with investment advisory services. Pursuant to the Advisory Agreement, the Fund pays to the Adviser an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”).

2.

The Board of the Trust has approved the Advisory Agreement with the Adviser, subject to shareholder approval, on May 20, 2014.  The Fund will seek shareholder approval of the Advisory Agreement as soon as practicable.

3.

As you are aware, the Adviser has represented that it contractually agrees to waive a portion of its Advisory Fee for the benefit of the Fund.

4.

The Adviser hereby agrees, as of the date hereof, to waive or limit its Advisory Fee so that such Advisory Fee, on an annual basis, does not exceed 1.40% of the Fund’s average daily net assets.

5.

This Agreement shall become effective on the date the Fund’s registration statement becomes effective, and subject to shareholder approval of the Advisory Agreement, shall remain in effect for one year following the effectiveness of the Fund’s registration statement.  This Agreement can only be terminated upon the approval of the Board of Trustees of the Trust or by the Adviser upon 60 days’ written notice to the Trust.

[The remainder of this page is intentionally blank.]

Sincerely,

By:  /s/ David J. Morton

Name: David J. Morton

Director

ES Capital Advisors, LLC

Approved and accepted on behalf of the Fund:

/s/ Andrew Rogers

Andrew Rogers

President

Two Roads Shared Trust

EXHIBIT D

OPERATING EXPENSE LIMITATION AGREEMENT

OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the “Agreement”) is effective as of May 20, 2014, by and between TWO ROADS SHARED TRUST, a Delaware statutory trust (the “Trust”), on behalf of the MODERN TECHNOLOGY FUND (the “Fund”), a series of the Trust, and the Adviser to the Fund, ES Capital Advisors, LLC (“ES Capital” or the “Adviser”).

RECITALS:

WHEREAS, ES Capital renders advice and services to the Fund pursuant to the terms and provisions of an Investment Management Agreement between the Trust and ES Capital dated as of the 20th day of May, 2014 (the “Advisory Agreement”); and

WHEREAS, the Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Advisory Agreement that have not been assumed by ES Capital, and

WHEREAS, the Adviser desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Adviser to implement those limits; and

WHEREAS, as a condition to the continuation of its contractual relationships with the Adviser, the Trust has required that the Adviser grant to the Trust a continuing security interest in and to a designated account of the Adviser established with Gemini Fund Services, LLC, Transfer Agent to the Fund, or its successor and assigns (the “Securities Intermediary”), for so long the Fund’s assets remain below $10 million;

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

Limit on Operating Expenses.  The Adviser hereby, jointly and severally, agrees to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average daily net assets for the month, to the amounts listed in Appendix A (the “Annual Limit”).  In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Adviser will pay to the Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a “Fund Reimbursement Payment”).

Definition.  For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund is defined to include all expenses necessary or appropriate for the operation of the Fund and including ES Capital’s investment advisory or management fee detailed in the Advisory Agreement, any Rule 12b-l fees and/or shareholder services fees and other expenses described in the Advisory Agreement, but does not include:  (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)).

Reimbursement of Fees and Expenses.  The Adviser retains its right to receive in future years on a rolling three year basis, reimbursement from the Fund of any Fund Reimbursement Payments paid by such Adviser pursuant to this Agreement, if such reimbursement can be achieved within the Operating Expense Limitations listed in Appendix A.

Collateral Account and Security Interest.  At any time when the Fund’s assets are below $10 million, the Adviser, for value received, hereby pledges, assigns, sets over and grants to the Trust a continuing security interest in and to an account to be established and maintained by the Adviser with the Securities Intermediary and designated as a collateral account (the “Collateral Account”), including any replacement account established with any successor, together with all dividends, interest, stock-splits, distributions, profits and all cash and non-cash

2

proceeds thereof and any and all other rights as may now or hereafter derive or accrue therefrom (collectively, the “Collateral”) to secure the payment of any required Fund Reimbursement Payment or Liquidation Expenses (as defined in Paragraph 5 of this Agreement).  For so long as this Agreement is in effect, any transfers or conveyances of Collateral to any party shall require the approval of the Board of Trustees of the Trust (the “Board”), except as specified in Section 7(a)(ii) of this Agreement, below.  In addition, the Trust will not issue entitlement orders, redeem or otherwise take any action with respect to the Collateral or Collateral Account unless a Collateral Event (defined below under Section 5 of this Agreement) has occurred or is continuing.

Collateral Event.  In the event that either (a) the Adviser does not make the Fund Reimbursement Payment due in connection with a particular calendar month by the tenth day of the following calendar month or (b) the Board enacts a resolution calling for the liquidation of the Fund (either (a) or (b), a “Collateral Event”), then, in either event, the Board shall have absolute discretion to redeem any shares or other Collateral held in the Collateral Account and utilize the proceeds from such redemptions or such other Collateral to make any required Fund Reimbursement Payment, or to cover any costs or expenses which the Board, in its sole and absolute discretion, reasonably estimates will be required in connection with the liquidation of the Fund (the “Liquidation Expenses”).  Pursuant to the terms of Paragraph 6 of this Agreement, upon authorization from the Board, but subject to the provisions of the Control Agreement (defined below under Section 6), no further instructions shall be required from the Adviser for the Securities Intermediary to transfer any Collateral from the Collateral Account to the Fund.  The Adviser acknowledges that in the event the Collateral available in the Collateral Account is insufficient to cover the full cost of any Fund Reimbursement Payment or Liquidation Expenses, the Fund shall retain the right to receive from the Adviser any costs in excess of the value of the Collateral.

Control Agreement; Appointment of Attorney-in-Fact.  The Adviser agrees to execute and deliver to the Board, in form and substance satisfactory to the Board, a Control Agreement by, between and among the Trust, the Adviser and the Securities Intermediary (the “Control Agreement”) pursuant to and consistent with Section 8-106(c) of the New York Uniform Commercial Code, which shall terminate when the Collateral Account is no longer required under this Agreement.  Without limiting the foregoing, for so long as the Collateral Account is required under the Agreement,  the Adviser hereby irrevocably constitutes and appoints the Trust, through any officer thereof, with full power of substitution, as the Adviser’s true and lawful Attorney-in-Fact, with full irrevocable power and authority in place and stead of the Adviser and in the name of the Adviser or in the Trust's own name, from time to time, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute and deliver any and all documents and instruments which the Board deems necessary to accomplish the purpose of this Agreement, which power of attorney is coupled with an interest and shall be irrevocable.  Without limiting the generality of the foregoing, the Trust shall have the right and power following any Collateral Event to receive, endorse and collect all checks and other orders for the payment of money made payable to the Adviser representing any interest payment, dividend, or other distribution payable in respect of or to the Collateral, or any part thereof, and to give full discharge for the same.  So long as a Collateral Event has occurred and is continuing, the Board, in its discretion, may direct the Adviser or the Adviser’s agent to transfer the Collateral in certificated or uncertificated form into the name and account of the Trust or its designee.

Covenants.  So long as this Agreement shall remain in effect, the Adviser represents and covenants as follows:

No later than 120 days after the Fund becomes operational, the Adviser shall invest at least $30,000 in the Collateral Account, unless the Fund’s assets have reached $10 million by that time (in which case no Collateral Account is required until Fund assets fall below $10 million for more than 30 days).  Once the Collateral Account is established:  (i) the Adviser will maintain at least $30,000 in said account, such that additional amounts will be deposited by the Adviser where Fund outflows or negative Fund performance reduce the Collateral Account below $30,000 for a period of more than thirty days; (ii) when the Fund reaches $10 million or more in net assets, the Adviser may withdraw all assets from said account, less the minimum amount required to maintain the account open; and (iii) the Adviser hereby agrees to deposit and maintain $30,000 in the Collateral Account within 30 days of Fund assets falling below $10 million, where assets have not risen above $10 million at the end of that 30-day period.  The Collateral Account may be closed completely, and any Collateral in the Collateral Account distributed to the Adviser, upon the Fund assets reaching $20 million.

3

To the fullest extent permitted by law, the Adviser agrees not to challenge any action taken by the Board or the Trust in executing the terms of this Agreement; provided that the action does not constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of the Board under this Agreement, the Advisory Agreement, or to Fund shareholders.

The Trust will not issue entitlement orders, redeem or otherwise take any action with respect to the Collateral or Collateral Account unless a Collateral Event (defined above under Section 5 of this Agreement) has occurred or is continuing.

Term.  This Agreement shall become effective on the date first above written and shall remain in effect for at least one year following the date the Fund’s registration statement becomes effective, unless sooner terminated as provided in Paragraph 9 of this Agreement.  Upon mutual written consent of ES Capital and the Trust, the Agreement shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

Termination.  This Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice ES Capital.  This Agreement may not be terminated by ES Capital without the consent of the Board and the other party.  This Agreement and the Control Agreement will automatically terminate, with respect to the Fund listed in Appendix A, if the Advisory Agreement for the Fund is terminated and the Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Advisory Agreement’s termination for the Fund.

Assignment.  This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

(Signature Page follows)

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

TWO ROADS SHARED TRUST,

On behalf of the Modern Technology Fund

By:  /s/ Andrew Rogers

Name: Andrew Rogers

Title: President

ES CAPITAL ADVISORS, LLC

By:  /s/ David J. Morton

Name: David J. Morton

Title: Director

5

Appendix A

Fund	Operating Expense Limit
MODERN TECHNOLOGY FUND
Class A	2.65%
Class C	3.40%
Class I	2.40%
Class R	2.90%

1

EXHIBIT E

SUCCESSOR SUB-ADVISORY AGREEMENT
WITH MERRIMAN WEALTH ADVISORS

TWO ROADS SHARED TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective as of the 20th day of May, 2014, is by and among Merriman Asset Management Inc., d/b/a Merriman Wealth Advisors (the “Sub-Adviser”), Two Roads Shared Trust (the “Trust”), on behalf of the MODERN TECHNOLOGY FUND, a series of the Trust (the “Fund”), and ES Capital Advisors, LLC (the “Adviser”).A

WHEREAS, the Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments pursuant to an Investment Management Agreement (“Investment Management Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act of any party to this Agreement, and the Fund’s shareholders to the extent required under applicable law and regulation have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

1.

Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services for the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.

Investment Advisory Duties. Subject to the supervision of the Trustees and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information (the “Registration Statement”) as provided to the Sub- Adviser by the Adviser, as they may be amended from time to time; provided, that the Adviser shall provide the Sub-Adviser reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(a)

with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with the Fund’s Prospectus and Statement of Additional Information and any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Adviser by the Adviser;

(b)

use reasonable efforts to manage the Fund’s assets in a manner that will not impair its qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub- Adviser;

(c)

place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Adviser by the Adviser, including without limitation, Section 4 hereof;

(d)

furnish to the Trust and the Adviser whatever statistical information the Trust or the Adviser may reasonably request with respect to the Fund’s assets or investments. In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments that the Sub-Adviser reasonably believes will materially affect the Fund’s portfolio, and shall, on the Sub-Adviser’s own initiative, furnish to the Trust from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

(e)

make available to the Fund’s Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser and the Trust in their compliance with applicable laws  and regulations. The Sub-Adviser will furnish the Trustees, the Adviser and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f)

meet periodically with the Adviser and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Trust;

(g)

immediately notify the Adviser, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Adviser or the Fund may be entitled to participate as a result of the Fund’s securities holdings. The Sub- Adviser shall have no responsibility for filing claims on behalf of the Adviser or the Trust with respect to any such actions. The Sub-Adviser’s responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the Adviser and the Trust in making such filings, which shall include providing any relevant information regarding the Fund’s securities holdings to the Adviser;

(h)

provide assistance to the Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Adviser for consultation when the Trustees convene; (ii) notifying the Adviser in the event the Sub-Adviser determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Adviser, to price the security pursuant to such other account’s policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market- makers with respect to securities held by the Fund, upon the request of the Adviser; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund’s valuation procedures, as they may be amended from time to time; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Adviser upon request;

(i)

assist the Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Adviser hereunder. Specifically, and without limitation to the foregoing, the Sub-Adviser agrees to provide certifications to the principal executive and financial officers of the Fund that correspond to the drafting and/or filing of the Fund’s Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Adviser shall reasonably request or as in accordance with procedures adopted by the Trust;

(j)

assist the Fund, and accordingly, the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Adviser’s compliance program;

(k)

provide assistance as may be reasonably requested by the Adviser in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Adviser hereunder;

(l)

immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub- Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m)

immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n)

use no material non-public information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information;

(o)

use its best judgment and efforts in rendering the advice and services contemplated by this Agreement; and

(p)

not consult with any sub-adviser of a portion of the Fund not managed by the Sub- Adviser, if applicable, or with any sub-adviser to any registered investment company or portfolio or series thereof under common control with the Fund, concerning transactions for the Fund in securities or other assets. Further, where the Sub-Adviser is one of multiple money managers managing a Fund, the Sub-Adviser’s responsibility for providing investment advice is limited to providing investment advice with respect to its discrete portion of the Fund’s portfolio.

3.

Investment Authority. The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase and sell securities, and cover open positions, and generally to deal in securities, swaps (including but not limited to interest rate swaps and credit default swaps), financial futures contracts and options thereon, currency transactions, and other derivatives and investment instruments and techniques as may be permitted for use by the Fund and consistent with the Registration Statement.

The Sub-Adviser may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

4.

Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Trust or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

5.

Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser. The Trust represents and warrants to the Sub-Adviser that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Adviser, on behalf of the Fund (and assuming due execution and delivery by the Sub-Adviser), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser represents and warrants to the Sub-Adviser that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser (and assuming due execution and delivery by the Sub-Adviser) will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser (and assuming due execution and delivery by the Adviser and the Trust) will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment adviser with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

6.

Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Adviser will attempt to obtain “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Adviser, and the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance the Sub-Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission that may exceed the commission that another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Adviser’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees from time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Adviser shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub- Adviser complies with the “best execution” practices described above and applicable law and regulation.

7.

Compensation. For services specified in this Agreement, the Adviser agrees to pay a fee to the Sub-Adviser (the “Fee”) for the Fund assets managed by the Sub-Adviser as may be identified by the Adviser from time to time, at the annual rate provided for in Exhibit A.

The Fee shall be computed and accrued daily and paid monthly in arrears within 30 days after the end of each month, based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Fee and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser’s cost, to inspect the books and records of the Fund pertaining to such calculation.

8.

Expenses. The Sub-Adviser will not be required to pay any expenses of the Fund except as expressly set forth in this Section 8. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub- Adviser in the performance of its duties hereunder.

9.

Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Trust and will be surrendered promptly to the Trust upon its request, except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting party to comply with its obligations under applicable federal or state rules or regulations, including Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10.

Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Adviser in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub- Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11.

Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub- Adviser, its directors, officers, employees, affiliates, agents and controlling persons (each and “Indemnified Party”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, the Advisers Act, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 13 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12.

Services Not Exclusive. The services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal. If the Sub- Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13.

Materials. Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub- Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14.

Duration and Termination. This Agreement shall become effective with respect to the Fund on the date the Fund’s registration statement becomes effective with the SEC (and, with respect to any amendment, the date of the amendment) and shall continue in effect with respect to the Fund for a period of more than two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Agreement will terminate immediately upon written notification from the Adviser or the Trust if the Investment Management Agreement terminates with respect to the Fund.

15.

Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

16.

Proxies. Unless the Trust gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders. The Sub-Adviser may delegate proxy voting to a third-party company provided, however, that the Sub-Adviser remains liable for the proxy voting.

17.

Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

Two Roads Shared Trust

c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Attention: Merriman Modern Technology Fund

Email: Richard.malinowski@geminifund.com

If to the Sub-Adviser:

Merriman Asset Management, Inc. d/b/a Merriman Wealth Advisors

250 Montgomery Street, 16th Floor

San Francisco, CA 94104

Email: Jon@merrimanco.com

If to the Adviser:

ES Capital Advisors, LLC

40 Walnut Street

Wellesley, MA 02481

Email: david.morton@mortonfin.com

18.

Confidential Information. Any information supplied by the Trust, the Fund or the Adviser, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser’s services under this Agreement. Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisers abide by these confidentiality provisions.

19.

Miscellaneous.

(a)

Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)

Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub- Adviser is delivering to the Adviser and the Trust a copy of Part 2 of its Form ADV, as revised. The Adviser and the Trust hereby acknowledge receipt of such copy.

(c)

Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)

Agency Relationship. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(f)

Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(g)

Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(h)

Limited Liability of the Trust. The Sub-Adviser agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the effective date above written.

TWO ROADS SHARED TRUST

By: /s/ Andrew Rogers

 Name: Andrew Rogers

Title: President

MERRIMAN ASSET MANAGEMENT

By:/s/ Jon Merriman

Name: Jon Merriman

Title: Chief Executive Officer

ES CAPITAL ADVISORS, LLC

By:/s/ David J. Morton

Name: David Morton

Title:  Director

Investment Sub-Advisory Agreement

EXHIBIT A

Two Roads Shared Trust

Fund	Investment Advisory Fee
Modern Technology Fund	0.50%

EXHIBIT F

BENEFICIAL OWNERS OF FUND SHARES

As of May 23, 2014, the following persons owned of record or beneficially 5% or more of the Fund:

Name & Address	Percentage of Fund Share Class	Shares Beneficially Owned
Class I Shares
AMERITRADE INC 1823 SCARBOROUGH DRIVE COLUMBIA MO 65201	19.29%	33234.77
AMERITRADE INC 401 AVENIDA ADOBE ESCONDIDO CA 92025	15.82%	27262.42
AMERITRADE INC 3231 PURER RD ESCONDIDO CA 92029	14.38%	24783.24
AMERITRADE INC 2140 EUCALYPTUS AVE ESCONDIDO CA 92029	6.62%	11416.25
AMERITRADE INC 4560 58TH ST SAN DIEGO CA 92115	6.05%	10424.50
AMERITRADE INC 1405 BUENA VISTA SAN CLEMENTE CA 92672	5.45%	9390.05
Class A Shares
GEMINI FUND SERVICES LLC 80 ARKAY DRIVE HAUPPAUGE, NY 11788	100.00%	1.03
Class C Shares
ROGER D WERNER P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	99.90%	984.25
Class R Shares
GEMINI FUND SERVICES LLC 80 ARKAY DRIVE HAUPPAUGE, NY 11788	100.00%	1.03

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

EXHIBIT G

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below.   Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska  68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director, Rabobank International (2006-2007)	8	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee, Audit Committee Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (since 1985)	8	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013)
Neil M. Kaufman Year of Birth: 1960	Trustee	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Einiger, LLP (since 2011); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	8	None
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Assistant Professor, University of Washington School of Law (since 2010); Partner, Howard Rice, P.C. (2007-2010); Associate, Howard Rice, P.C. (2002-2007)	8	None

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013

Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).

			N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception

Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).

			N/A	N/A

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